Prospectus Supplement
John Hancock Variable Insurance Trust
Capital Appreciation Value Trust (the fund)
Supplement dated May 30, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
As of June 30, 2025 (the Effective Date), Vivek Rajeswaran, Mike Signore, and Brian Solomon are added as portfolio managers of the fund. David R. Giroux continues as a portfolio manager of the fund, and together with Vivek Rajeswaran, Mike Signore, and Brian Solomon is jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following information is added under the heading “Portfolio management”:
Vivek Rajeswaran
Portfolio Manager
Managed fund since 2025
Mike Signore
Portfolio Manager
Managed fund since 2025
Brian Solomon
Portfolio Manager
Managed fund since 2025
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.